Exhibit 10.5


                           , 1996



The Standish Care Company
6 New England Executive Park
Burlington, MA  01803

Gentlemen:

         This opinion is furnished to you pursuant to Section 10.8 of the Agreement and Plan of Merger dated July 3, 1996, (the "Agreement"), by and among The Standish Care Company ("Standish") and the twelve subsidiaries of Standish listed on Schedule I hereto (the "Acquisition Subsidiaries"), to whom this letter is addressed, and each of the twelve corporations listed on Schedule II hereto (each of which is referred to herein as a "CareMatrix Corporation" and all of which are collectively referred to as "CareMatrix").

         We have acted as counsel to CareMatrix in connection with the execution and delivery of the Agreement and the transactions contemplated thereby.

         In rendering our opinion we have examined the Agreement, the Certificates of Merger executed by each CareMatrix Corporation (the "Certificates of Merger"), and such laws, certificates of public officials, certificates of officers of each CareMatrix Corporation, instruments, documents, and corporate records, and have made such other investigations, as we have deemed necessary in connection with the opinions hereinafter set forth. In such examination we have assumed (i) the genuineness of all signatures on certificates and documents other than those of each CareMatrix Corporation, (ii) the accuracy, completeness and authenticity of all records and documents submitted to us as originals, and (iii) the conformity to the original of all documents submitted to us as certified, conformed or photostatic copies.

         The Agreement and the Certificates of Merger are collectively referred to herein as the "Transaction Documents." Capitalized terms used but not defined herein shall have the meanings attributed to them in the Agreement.

The Standish Care Company
           , 1996
Page 2


         Based upon the foregoing, and subject to the qualifications and exceptions set forth herein, having regard for legal considerations we deem relevant, we are of the opinion that:

        1. Each CareMatrix Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware (except for A.M.A. New Jersey Development, Inc. which is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey). Each CareMatrix Corporation is duly qualified and in good standing as a foreign corporation in every jurisdiction where each such CareMatrix Corporation is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business or assets of such CareMatrix Corporation.

        2. Each CareMatrix Corporation has the corporate power and authority necessary to own and hold the properties each now purports to own and hold and to conduct its business substantially as now conducted; and each CareMatrix Corporation has the corporate power and authority necessary to enter into the Transaction Documents and the transactions contemplated thereby and to carry out the respective terms thereof.

        3. The execution and delivery by each CareMatrix Corporation of the Transaction Documents and the performance by each CareMatrix Corporation of its respective obligations under the Agreement have been duly authorized by all necessary corporate action on the part of each CareMatrix Corporation. Each of the Transaction Documents has been duly executed and delivered by each CareMatrix Corporation. The Agreement constitutes legal, valid and binding obligations of each CareMatrix Corporation, enforceable against each CareMatrix Corporation in accordance with its terms.

        4. The execution and delivery by each CareMatrix Corporation of the Transaction Documents, and the performance by them of their obligations thereunder, will not (a) violate or contravene any provision of their respective charter documents or bylaws or any statute, rule or regulation, (b) result in a breach of or cause a default under or give rise to any termination, cancellation or acceleration of the maturity of any payment date under the terms or conditions of any indenture, agreement or other instrument known to us to which any of the CareMatrix Corporations is a party or by which any assets of any of the CareMatrix Corporations are bound, (c) violate any order, writ, judgment, injunction or decree known to us by which any of the CareMatrix Corporations is bound or to which any of them is subject, or (d) to our knowledge, result in the creation of any lien, pledge, charge or encumbrance upon any of the assets of any CareMatrix Corporation.

     5. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or, to our knowledge, any third person is required as a condition precedent to the consummation by each CareMatrix Corporation of

The Standish Care Company
           , 1996
Page 3


the transactions contemplated by the Transaction Documents which has not been obtained or waived.

        6. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened against any CareMatrix Corporation which would, if decided adversely to any CareMatrix Corporation, have a materially adverse affect on the assets of the CareMatrix Corporations, taken as a whole, or adversely affect the right of any CareMatrix Corporation to enter into the Transaction Documents or to consummate the transactions contemplated thereby.

     7. The authorized capital stock of each CareMatrix Corporation (other than A.M.A. New Jersey Development, Inc. and CCC of Maryland, Inc.) consists of:
______ shares of Common Stock, $.01 par value, of which _____ shares are outstanding. A.M.A. New Jersey Development, Inc. has _____ shares of authorized capital stock, no par value, of which _____ shares are outstanding, and CCC of Maryland, Inc. has _____ shares of authorized capital stock, $.01 par value, of which _____ are outstanding. All issued and outstanding shares of CareMatrix Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and free of preemptive rights. We know of no outstanding warrants, options, convertible securities or other rights requiring the issuance of shares of capital stock of any of the CareMatrix Corporations or for the issuance of any securities convertible in or exchangeable for shares of capital stock of any of the CareMatrix Corporations.

        8. Upon the filing of the Certificates of Merger with the Secretary of State of State of Delaware, the Merger shall be duly consummated in accordance with Delaware Law with the effect provided therein and in Section 1.2 of the Agreement.

     Our opinions set forth above are subject to the following qualifications:

         (A) In rendering these opinions, we have examined and relied on all of the representations and warranties as to matters of fact and upon all of the covenants contained in the Transaction Documents and certificates of certain officers of each CareMatrix Corporation.

         (B) For the purpose of these opinions, we have assumed that Standish and the Acquisition Corporations each has all requisite power and authority and has taken all necessary corporate and other action to enter into the Agreement and to effect the transactions contemplated thereby.

     (C) The opinions expressed above are qualified to the extent the validity or enforceability of any provision in the Transaction Documents, or of any rights granted to you

The Standish Care Company
           , 1996
Page 4

pursuant thereto, may be subject to and affected by applicable bankruptcy, solvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally. No opinion is expressed as to whether any provision of the Transaction Documents is specifically enforceable in equity, whether such enforceability is considered in a proceeding in equity or at law.

         (D) We have made such examination of the Delaware General Corporation Law and federal law as we have deemed relevant for the purpose of this opinion, but we have not made an independent review or investigation of the laws of any other state or jurisdiction and express no opinion as to the laws of any such state or jurisdiction.

         (E) Where we have indicated that our opinion is to our knowledge or relates to matters or documents known to us, this opinion is based solely upon the actual knowledge of facts or other information by those attorneys in our firm who have been actively involved in the preparation and negotiation of the Transaction Documents.

         This opinion is solely for your benefit in connection with the Agreement and the transactions contemplated thereby, and may not be quoted to, or relied upon, or furnished to any other person or entity without our prior written consent.

         Our rendering of this opinion to you does not obligate us to render any further opinion to you or to update this opinion at any time in the future.

                                                     Very truly yours,



                                                Nutter, McClennen & Fish, LLP

               THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT

      This Agreement entered into as of this ____ day of September, 1996, by and between The Standish Care Company, a Delaware corporation with its principal place of business at 6 New England Executive Park, Burlington, Massachusetts 01803 (hereinafter referred to as the "Company"), and Michael J. Doyle (hereinafter called the "Employee"), residing in Winchester, Massachusetts.

                              W I T N E S S E T H:

      WHEREAS, the Company is a health care services company specializing in assisted-living, a service-intensive form of housing for frail but functional seniors. The Company's two principal business activities are acquiring and operating assisted-living communities, primarily in the eastern United States, and providing development, management, marketing and other services to third party owners of other assisted living communities; and

      WHEREAS, the Employee is experienced in the business which the Company operates; and

      WHEREAS, the Company has employed the Employee since 1989, first as President and Chief Executive Officer, then, effective as of January 1, 1994, as Chairman of the Board as well as President and Chief Executive Officer of the Company; and

      WHEREAS, the Company and the Employee are parties to that certain Second Amended and Restated Employment Agreement dated as of July 1, 1995 (hereinafter called the "Employment Agreement") providing for the terms and conditions governing Employee's employment with the Company; and

      WHEREAS, the Company, subsidiary acquisition corporations of the Company (the "Company Subsidiary"), twelve companies engaged in the business of providing long-term care services through the operation and management of assisted living communities owned by a common group of stockholders (each a "CareMatrix Corporation" and collectively, "CareMatrix") have entered into an Agreement and Plan of Merger dated as of July ___, 1996 (the "Merger Agreement") pursuant to which the Company will acquire CareMatrix and issue to the stockholders of CareMatrix an aggregate of ____ million (____________) newly issued shares of Common Stock of the Company (the "CareMatrix Business Combination");

      WHEREAS, a condition precedent to the consummation of the CareMatrix Business Combination and related transactions contemplated by the Merger Agreement is the execution of this

Third Amended and Restated Employment Agreement by and between the Company and the Employee; and

     WHEREAS, the Company and the Employee desire to consummate the transactions contemplated by the Merger Agreement and to execute this Agreement; and

     WHEREAS, the Company's Board of Directors considers the establishment and maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its stockholders; and

     WHEREAS, in this connection, the Company further recognizes that, as is the case with many publicly held corporations, the possibility of a change of control may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in distraction or other potentially disturbing circumstances to the detriment of the Company and its stockholders; and

     WHEREAS, the Board of Directors has further determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management to their assigned duties without distraction in circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, the Company desires to induce the Employee to remain in the employ of the Company with an assurance of fair treatment to reduce the distractions and other adverse effects on his performance which are inherent in a hostile takeover threat; and

     WHEREAS, the Company and the Employee desire to amend and restate in their entirety the terms and conditions of the Employment Agreement and otherwise governing Employee's employment with the Company and by execution of this Agreement specifically agree that all prior agreements between the parties hereto pertaining to Employee's employment with the Company are null and void and of no force and effect.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, it is hereby agreed by and between the Company and the Employee as follows:

     1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

     (a) "Beneficial Owner" means with respect to any security any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power, which includes the power to vote, or to direct the voting of, such security; and/or investment power, which includes the power to dispose, or to direct the disposition of, such security, and shall be determined in a manner consistent with Rule 13d-2 under the Securities Exchange Act of 1934 ("1934 Act"), as now in effect and as the same may be amended from time to time.

     (b) "Business Combination" means any of the following transactions: (x) a merger or consolidation of the Company (except for a merger in respect of which, pursuant to Section 251(f) of the Delaware General Corporation Law, as now in effect and as the same may be amended from time to time, no vote of the stockholders of the Company is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company (other than to any direct or indirect wholly-owned subsidiary or to the Company) having an aggregate market value equal to 90 percent or more of either that aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Company; or (z) a consummated tender or exchange offer for 50% or more of the outstanding voting stock of the Company by any person other than the Company itself.

     (c) "Change in Control" of the Company shall be deemed to have occurred if:

          (i) any person (as defined in Section 13(d) or 14(d)(2) of the 1934 Act shall have become the Beneficial Owner of 35 percent or more of the combined voting power of the Company's Voting Securities (other than the Employee, or any other person who is Beneficial Owner of such 35 percent threshold at the date of this Agreement), not counting for purposes of such 35 percent threshold any Voting Securities acquired from the Employee;

          (ii) 80 percent of the Incumbent Board shall have ceased for any reason to constitute a majority the Board;

          (iii) the stockholders approve by the requisite vote any Business Combination; or

          (iv) the stockholders approve the complete liquidate or dissolution of the Company.

     (d) "Good Reason" means any of the following (without the Employee's express written consent):

          (i) the assignment of duties inconsistent with Employee's duties as Chairman and Chief Executive Officer of the Company immediately prior to the Change in Control of the Company, or a change of an adverse nature in the Employee's position an officer or Director of the Company prior to a Change in Control of the Company, or any removal from or any failure to reelect the Employee to any of such positions, except in connection with termination of the Employee's employment for reasons specified in paragraphs (b),
               (c) or (d) of Section 10 hereof; or

          (ii) any failure by the Company to continue in effect any benefit or arrangement (including, without limitation, the Company's group life insurance plan, senior executive life insurance supplement and medical, accident and disability plans) which the Employee is participating at the time of a Change in Control of the Company, or the taking of any action by the Company which would adversely affect the Employee's participating in or materially reduce the Employee's benefits thereto deprive the Employee of any material fringe benefit enjoyed by the Employee at the time of a Change in Control of the Company;

         (iii) any failure by the Company to continue in effect the Company's Restated 1991 Combination Stock Option Plan;

          (iv) a change in the location of the Employee's principal place of work away from the area of the United States located east of the Mississippi River;

          (v) any breach by the Company of any material provision of this Agreement not cured within 60 days thereof; or

         (vi) any failure by the Company to obtain the assumption of this Agreement by any successor or assignee of the Company.

            (e) "Hostile Change of Control" means a transaction, event or election constituting a Change in Control, which was not approved by, or, in an election, the directors elected were not nominated or elected by, at least a majority of the Incumbent Board in office immediately prior to the Change in Control.

            (f) "Incumbent Board" means individuals, including the Employee, who constitute a majority of the Board of Directors of the Company as constituted on the date of this Agreement; provided, that any individual becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least 80 percent of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

            (g) "Voting Securities" means the Company's outstanding securities entitled to vote generally in the election of directors.

      2. Term. The initial term of this Agreement ("Initial Term") shall commence on the date hereof and expire on September __, 1999, and thereafter shall continue on a year to year basis for an indefinite number of renewal terms ("Renewal Terms") unless either party otherwise elects upon six (6) months written notice to the other prior to expiration of the Initial Term or any then effective Renewal Term, subject in case of both the Initial Term and any Renewal Term to earlier termination as provided herein.

      3. Duties and Responsibilities. The Employee shall be employed as Chief Executive Officer of the Company and the Chief Executive Officer of each CareMatrix Corporation or in such other capacities as the Board of Directors may from time to time reasonably determine recognizing the nature and scope of the Employee's employment. The Employee shall have full rights, benefits, powers and responsibilities customarily associated with such office. The Employee agrees to perform such duties and discharge such responsibilities in a faithful manner and to the best of his ability. The Employee agrees to devote his full business time, energy and experience to the business and affairs of the Company and to use his best efforts to promote the interests of the Company. The Employee may delegate duties to other employees as he, in his sole discretion, reasonably determines is in the best interest of the Company; provided however, the Employee shall at all times operate under the authority and power given to him by the Board of Directors of the Company.

      4. Employment and Compensation. The Company agrees to employ the Employee and the Employee agrees to be employed by the Company for the performance of the duties set forth above at a base annual salary ("Base Salary") at the rate of Two Hundred Fifty Thousand Dollars ($250,000) for the period beginning on the date hereof and ending on September ___, 1999, and thereafter unless and until increased, payable in arrears in equal semi-monthly installments. Any increases to the Employee's Base Salary shall be made at the discretion of the Board of Directors.

      5. Employee Benefits. The Company shall provide the Employee an annual automobile allowance of $10,000, plus operating expenses and minor repairs, and a parking space at the Company's executive offices. The Employee shall be entitled to the comprehensive health benefits package in existence from time to time for the executive officers of the Company, including but not limited to Blue Cross/Blue Shield-Master Health Plus or comparable coverage. In the event such coverage is dropped by the Company, a similar comprehensive health insurance plan shall be provided to the Employee. The Employee will be entitled to participate in the CareMatrix 401(k) Employee Savings Plan without any waiting period. The Employee shall also receive such additional benefits, if any, provided for the executive officers of the Company that may be authorized from time to time by the Board of Directors of the Company in its sole discretion.

      6. Bonus. The Employee shall receive a bonus. The determination of the amount of such bonus, if any, and the time and method of payment of such bonus shall be vested in the sole discretion of the Board of Directors of the Company.

      7. Withholding Taxes. The Company shall have the right to deduct or withhold from any payments made to the Employee all taxes which may be required to be deducted or withheld under any provision of law (including, but not limited to, Social Security payments, income tax withholding and any other deduction or withholding required by law) now in effect or which may become effective any time during the term of this Agreement.

      8. Expenses. Subject to the authority of the Board of Directors of the Company to fix and determine policies relating to such matters, the Company agrees to reimburse the Employee for all reasonable expenses incurred by him as the Company deems ordinary and necessary, in connection with the business of the Company and as are represented by appropriate documentation.

      9. Insurance. The Company shall acquire and maintain a policy of insurance to be owned by and for the benefit of the Employee and a beneficiary to be designated by the Employee, covering the Employee for life insurance in the amount of $500,000. The Employee agrees that the Company, in its sole discretion, may acquire and maintain a policy or policies of insurance to be owned by and for the benefit of the Company, covering the Employee for life, medical or disability insurance in any amounts deemed advisable by the Company, and the Employee waivers any rights, title or interest in and to any of such policies representing such insurance. The Employee agrees to submit to any required examination and to execute, sign and deliver all applications and other documents necessary to effectuate such insurance coverage.

    10.     Termination of Employment.
            --------------------------

            (a) Termination Due to Hostile Changes in Control. If a Hostile Change in Control of the Company occurs while the Employee is still employed by the Company and the Employee's employment is terminated as of a date prior to the end of the Initial Term of any Renewal Term within a 24-month period thereafter, the Employee shall be entitled to the compensation set forth below in the next succeeding paragraph unless such termination is demonstrated by the Company to be a result of (1) the Employee's disability or death (as provided for in Section 10(b) below), (2) the Employee's termination for cause (as provided for in Section 10(c) below), or (3) the Employee's election to terminate his employment other than for Good Reason (as defined in Section 1(c) above).

      If the Company terminates the Employee's employment other than as set forth in the immediately preceding paragraph of this Section 10(a), then the Company must pay the Employee a lump sum severance payment (the "Lump Sum Severance Payment"), in cash, equal to 2.99 times the yearly average of his total compensation (consisting of Base Salary and any cash bonus) payable to the Employee with respect to the five full calendar years (or such lesser number since the calendar year ended December 31, 1992) preceding the Change in Control of the Company; provided, however, that if the Lump Sum Severance Payment under this Section 10(a), either alone or together with other payments which the Employee has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), such Lump Sum Severance Payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment being subject to the excise tax imposed under Section 4999 of the Code.
The determination of any reduction in the lump sum payment pursuant to the immediately preceding sentence shall be made by the Employee in good faith, and such determination shall be conclusive and binding on the Company.

            (b) Termination Due to Disability or Death. In the event that the Employee is unable to perform his duties hereunder on account of illness or other incapacity (other than death), and such illness or other incapacity shall prevent him from performing the same for a period of six or more consecutive months, the Company shall have the right, on 30 days' prior written notice to the Employee, to terminate his employment pursuant to this Agreement, and in such event the Company shall not be obligated to pay the Employee any further compensation, except for any amounts due him or accrued by him up to the date of such termination. In the event that the Employee dies, his employment pursuant to this Agreement shall terminate effective at the end of the month during which his death occurs.

            (c) Termination by the Company for Certain Other Events. The Company shall have the right to terminate Employee's employment under this Agreement upon at least 30 days' prior written notice to Employee and without any obligation from and after the effective date of such termination to pay any further compensation or furnish any other benefits of any nature whatsoever, in the event (a) there is a good faith finding by a majority of the entire Board of Directors of the Company of dishonesty or wilful misconduct by the Employee in performing his assigned duties, or (b) the Employee is convicted of, or enters a plea of guilty or nolo contendre to, any crime involving moral turpitude or any felony which has the effect of causing termination or suspension of any license or permit which the Company holds or which materially and adversely affects the Company.

            (d) Termination by Either Party. Notwithstanding any other provision hereof to the contrary, employment pursuant to this Agreement may be terminated by either party, if there has been a breach in any material respect of this Agreement by the other party and such breach has not been cured within 30 days of written notice to the breaching party.

            (e) Continued Payment in Certain Event. Termination of employment pursuant to this Agreement by the Company for any other reason not covered under any of paragraphs (a), (b), (c) or (d) above will not relieve the Company of its obligation to continue payment of the remaining portion of Base Salary compensation due under this Agreement for the balance of the

Initial Term only, unless the Company shall have paid the Lump Sum Severance Payment in accordance with Section 10(a).

    11.     Non-Competition.
            ----------------

            (a) For so long as Employee is employed by the Company, and (i) for a period of one (1) year after termination of employment by the Company under
Section 10(b) (other than death), 10(c) or 10(d) or by the employee for any reason other than as stated in Section 10(d), and (ii) for a period of six months after termination by the Company for any reason not stated in Section 10, as the case may be (the "Non-Competition Period"), Employee will not, without the express written consent of the Company, directly or indirectly, engage in, participate in, or assist, as owner, part-owner, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity, any business organization the business or activities of which are substantially similar to or directly competitive with any business or activity conducted by the Company, including without limitation the planning, development, management, operation, leasing and acquisition of, or providing consulting services pertaining to, independent living facilities, assisted living facilities, nursing homes and other health care facilities or a home health care program for the elderly, or small retirement living projects within a twenty (20) mile radius of Company head-quarters, any Company regional office or any assisted-living facility or community operated by the Company or planned to operated by the Company during the term of the Employee's employment by the Company.

            (b) In addition, during the Non-Competition Period the Employee will not (i) attempt to hire any director, officer, employee or agent of the Company,
(ii) assist in such attempt hiring by any other person, (iii) encourage any person to terminate his or her employment or business relationship with the Company, (iv) encourage any customer or supplier of the Company to terminate its relationship with the Company, (v) obtain, assist in obtaining, for Employee's own benefit (other than indirectly as an employee of the Company) any customer of the Company, (vi) encourage any customer or supplier not to enter in or renew a business relationship with the Company.

            (c) The Employee acknowledges and agrees that foregoing territorial, time and other limitations are reasonable and properly required for the adequate protection of the business and affairs of the Company, and in the event that any of territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, the Employee agrees and submits to the reduction of such territorial, time or other limitations to such an area, period or otherwise as the court may determine to be reasonable. In the event that any limitation under this Section 11 is found to be unreasonable or otherwise invalid in whole or in part in any jurisdiction, the Employee agrees that such limitation shall be and remain valid in other jurisdictions.

            (d) The Employee acknowledges, warrants and agrees that the restrictive covenants contained in this Section 11 are necessary for the protection of the Company's legitimate business interests and are reasonable in scope and content.

            (e) Nothing in paragraphs (a) - (d) of this Section 11 shall preclude Employee from making passive investments in more than 5% of a class of securities of any business enterprise registered under the Securities Exchange Act of 1934 the business or activities of which are substantially similar to or directly competitive with the Company as proscribed under Section 11(a) above.

    12. Protection of Proprietary Information. During the course of his employment as an executive officer of the Company the Employee will have access to and will gain knowledge with respect to all of the activities and lines of business the Company will enter, including the planning, development, management and operation of independent living and assisted living facilities, nursing homes and other health care facilities and a home health care program for elderly or infirm people and small retirement living projects, the Company's research and development techniques with respect to such facilities, homes, projects and programs, the preparation of market and demand and cost containment studies, project evaluation methods, facility development programs, management techniques related to all aspects of such facilities, homes, projects and programs and related businesses and other valuable and confidential information relating to the business and activities of the Company ("Confidential Information"). The parties acknowledge that unauthorized disclosure or misuse of the Confidential Information could cause irreparable damage to the Company. The parties also agree that covenants by the Employee not to make unauthorized disclosures of the Confidential Information and not to use the Confidential Information after the termination of the Employee's employment with the Company in a business in competition with that of the Company are essential to the growth and stability of the business of the Company. Accordingly, the Employee agrees that, except as required by his duties under this Agreement, he shall not use or disclose to anyone at any time during or after the term of his employment by the Company any Confidential Information obtained by him in the course of his employment with the Company.

      The parties acknowledge that the Employee has obtained valuable knowledge, experience, and information relative generally to the business the Company presently intends to pursue prior to his employment with the Company (the "Prior Confidential Information"). The Prior Confidential Information shall be deemed to be Confidential Information for purposes of this Section. However, the Prior Confidential Information shall be subject to the nondisclosure requirements of this Section for time periods identical to those in Section 11(a) relating to the Non-Competition Period and for the related termination reasons contained therein, rather than the infinite time limitations provided in this Section 11 for the Confidential Information.

    13. Remedies. In the event of any breach or threatened breach by the Employee of the provisions of Sections 11 or 12 of this Agreement, the Company shall be entitled to an injunction restraining such breach in addition to, and not to the exclusion of, other remedies or relief. Employee acknowledges that his employment by Company imposes on him a duty to act prudently and for the benefit of Company in all matters connected with or related to his employment and the officers he holds in the Company. Employee agrees that in the event that he violates his duty of loyalty to Company, in addition to any and all other remedies which the Company may have available to it, Company will be entitled, at its election, to recover from Employee (i) the value of anything belonging to the Company which Employee uses in breach of such duty, or (ii) any benefit which Employee receives as a result of violating his duty of loyalty, or its proceeds, and the Company shall also be entitled to recover from Employee the amount of damages thereby caused. In the event of termination of Employee's employment for breach in any material respect of any of the covenants under this Employment Agreement, Employee agrees that he shall thereby forfeit all rights granted to him under any stock option, profit participation, bonus or deferred compensation arrangement of the Company then existing in which he participates or has an interest or right, to the extent permitted by law. Nothing herein shall be construed as prohibiting either party from pursuing any other remedies available to him or it for any other breach or threatened breach of this Agreement by the other party, including the recovery of damages from the other party.

    14. Notices. Any notice or other communication pursuant to this Agreement shall be in writing and shall be personally delivered or sent by certified or registered mail or by commercial overnight (receipted) courier addressed to the respective parties as follows:

            If to the Company, to:

                  CareMatrix Corporation
                  197 First Avenue
                  Needham, MA 02194
                  Attention:  Andrew D. Gosman, President


            If to the Employee, to:

                  Michael J. Doyle, Chief Executive Officer
                  CareMatrix Corporation
                  197 First Avenue
                  Needham, MA 02194

    15. Governing Law. This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts.

    16. Waiver. Any waiver of a breach of any of the provisions of this Agreement shall not be deemed to be a waiver of any other provision or breach of this Agreement.

    17. Effect of Headings. Any title of an article or section heading herein contained is for convenience of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

    18.     Miscellaneous.

            (a) The parties agree that each provision contained in this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at all, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the extent compatible with the applicable law.

            (b) This Agreement contains the whole agreement as such relates to the subject matter hereof between the parties hereto and the parties expressly acknowledge that there are no inducements, promises, terms, conditions or obligations made or entered into by the Company or the Employee other than contained herein. This Agreement may not be amended except by a writing signed by both parties.

    19. Effect of Prior Agreements/Entire Agreement. The parties agree that any prior written or oral agreements relating to the subject matter hereof are hereby terminated and are superseded by this agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof and inducements to the making of this Agreement relied upon by any party hereto have been expressed herein.

      IN WITNESS WHEREOF, the parties hereto or their duly authorized representatives have signed, sealed and delivered this Agreement effective as of the day and year first above written.

                             CAREMATRIX CORPORATION



                              By:
                                 ----------------------------------
                                 Andrew D. Gosman, President



                              EMPLOYEE


                                ------------------------------------
                                Michael J. Doyle

                  AMENDED AND RESTATED EMPLOYMENT AGREEMENT

      This Agreement entered into as of this ____ day of September, 1996, by and between The Standish Care Company, a Delaware corporation with its principal place of business at 6 New England Executive Park, Burlington, Massachusetts 01803 (hereinafter referred to as the "Company"), and Kenneth M. Miles (hereinafter called the "Employee"), residing in Chelmsford, Massachusetts.

                              W I T N E S S E T H:

      WHEREAS, the Company is a health care services company specializing in assisted-living, a service-intensive form of housing for frail but functional seniors. The Company's two principal business activities are acquiring and operating assisted-living communities, primarily in the eastern United States, and providing development, management, marketing and other services to third party owners of other assisted living communities; and

      WHEREAS, the Employee is experienced in the business which the Company operates; and

      WHEREAS, the Company has employed the Employee since 1992, first as Controller, then as Treasurer and a Vice President and, effective as of November 1, 1994, as Chief Financial Officer of the Company; and

      WHEREAS, the Company and the Employee are parties to that certain Employment Agreement dated as of July 1, 1995, as amended by that First Amendment dated as of March 1, 1996 (hereinafter called the "Employment Agreement") providing for the terms and conditions governing Employee's employment with the Company; and

      WHEREAS, the Company, subsidiary acquisition corporations of the Company (the "Company Subsidiary"), approximately twelve companies engaged in the business of providing long-term care services through the operation and management of assisted living communities owned by a common group of stockholders (each a "CareMatrix Corporation" and collectively, "CareMatrix") have entered into an Agreement and Plan of Merger dated as of July ___, 1996 (the "Merger Agreement") pursuant to which the Company will acquire CareMatrix and issue to the stockholders of CareMatrix an aggregate of ____ million (____________) newly issued shares of Common Stock of the Company (the "CareMatrix Business Combination");

      WHEREAS, a condition precedent to the consummation of the CareMatrix Business Combination and related transactions contemplated by the Merger Agreement is the execution of this Amended and Restated Employment Agreement by and between the Company and the Employee; and

     WHEREAS, the Company and the Employee desire to consummate the transactions contemplated by the Merger Agreement and to execute this Agreement; and

     WHEREAS, the Company's Board of Directors considers the establishment and maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its stockholders; and

     WHEREAS, in this connection, the Company further recognizes that, as is the case with many publicly held corporations, the possibility of a change of control may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in distraction or other potentially disturbing circumstances to the detriment of the Company and its stockholders; and

     WHEREAS, the Board of Directors has further determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management to their assigned duties without distraction in circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, the Company desires to induce the Employee to remain in the employ of the Company with an assurance of fair treatment to reduce the distractions and other adverse effects on his performance which are inherent in a hostile takeover threat; and

     WHEREAS, the Company and the Employee desire to amend and restate in their entirety the terms and conditions governing Employee's employment with theCompany and by execution of this Agreement specifically agree that all prior agreements between the parties hereto pertaining to Employee's employment with the Company are null and void and of no force and effect.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, it is hereby agreed by and between the Company and the Employee as follows:

     1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

        (a) "Beneficial Owner" means with respect to any security any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power, which includes the power to vote, or to direct the voting of, such security; and/or investment power, which includes the power to dispose, or to direct the disposition of, such security, and shall be determined in a manner consistent with Rule 13d-2 under the Securities Exchange Act of 1934 ("1934 Act"), as now in effect and as the same may be amended from time to time.

        (b) "Business Combination" means any of the following transactions: (x) a merger or consolidation of the Company (except for a merger in respect of which, pursuant to Section 251(f) of the Delaware General Corporation Law, as now in effect and as the same may be amended from time to time, no vote of the stockholders of the Company is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company (other than to any direct or indirect wholly-owned subsidiary or to the Company) having an aggregate market value equal to 90 percent or more of either that aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Company; or (z) a consummated tender or exchange offer for 50% or more of the outstanding voting stock of the Company by any person other than the Company itself.

        (c) "Change in Control" of the Company shall be deemed to have occurred if:

     (i) any person (as defined in Section 13(d) or 14(d)(2) of the 1934 Act shall have become the Beneficial Owner of 35 percent or more of the combined voting power of the Company's Voting Securities (other than the Employee, Michael J. Doyle ("Doyle"), the Company's Chairman and Chief Executive Officer, or any other person who is Beneficial Owner of such 35 percent threshold at the date of this Agreement), not counting purposes of such 35 percent threshold any Voting Securities acquired from the Employee or Doyle;

     (ii) 80 percent of the Incumbent Board shall have ceased for any reason to constitute a majority the Board;

    (iii) the stockholders approve by the requisite vote any Business Combination; or (iv) the stockholders approve the complete liquidate or dissolution of the Company.

        (d) "Good Reason" means any of the following (without the Employee's express written consent):

     (i) the assignment of duties inconsistent with Employee's duties as Chief Financial Officer of the Company immediately prior to the Change in Control of the Company, or a change of an adverse nature in the Employee's position an officer or Director of the Company prior to a Change in Control of the Company, or any removal from or any failure to reelect the Employee to any of such positions, except in connection with termination of the Employee's employment for reasons specified in paragraphs (b), (c) or (d) of Section 10 hereof; or

     (ii) any failure by the Company to continue in effect any benefit or arrangement (including, without limitation, the Company's group life insurance plan, senior executive life insurance supplement and medical, accident and disability plans) which the Employee is participating at the time of a Change in Control of the Company, or the taking of any action by the Company which would adversely affect the Employee's participating in or materially reduce the Employee's benefits thereto deprive the Employee of any material fringe benefit enjoyed by the Employee at the time of a Change in Control of the Company;

    (iii) any failure by the Company to continue in effect the Company's Restated 1991 Combination Stock Option Plan;

     (iv) a change in the location of the Employee's principal place of work away from the area of the United States located east of the Mississippi River;

     (v) any breach by the Company of any material provision of this Agreement not cured within 60 days thereof; or

     (vi) any failure by the Company to obtain the assumption of this Agreement by any successor or assignee of the Company.

        (e) "Hostile Change of Control" means a transaction, event or election constituting a Change in Control, which was not approved by, or, in an election, the directors elected were not nominated or elected by, at least a majority of the Incumbent Board in office immediately prior to the Change in Control.

        (f) "Incumbent Board" means individuals, including the Employee, who constitute a majority of the Board of Directors of the Company as constituted on the date of this Agreement; provided, that any individual becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least 80 percent of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

        (g) "Voting Securities" means the Company's outstanding securities entitled to vote generally in the election of directors.

      2. Term. The initial term of this Agreement ("Initial Term") shall commence on the date hereof and expire on September __, 1998, and thereafter shall continue on a year to year basis for an indefinite number of renewal terms ("Renewal Terms") unless either party otherwise elects upon six (6) months written notice to the other prior to expiration of the Initial Term or any then effective Renewal Term, subject in case of both the Initial Term and any Renewal Term to earlier termination as provided herein.

      3. Duties and Responsibilities. The Employee shall be employed as Senior Vice President of Finance of the Company and Senior Vice President of Finance of each CareMatrix Corporation or in such other capacities as the Board of Directors may from time to time reasonably determine recognizing the nature and scope of the Employee's employment. The Employee shall have full rights, benefits, powers and responsibilities customarily associated with such office. The Employee agrees to perform such duties and discharge such responsibilities in a faithful manner and to the best of his ability. The Employee agrees to devote his full business time, energy and experience to the business and affairs of the Company and to use his best efforts to promote the interests of the Company. The Employee shall bear the responsibility for the development, implementation and review of all financial systems and regulatory and tax reporting of the Company. The Employee may delegate duties to other employees as he, in his sole discretion, reasonably determines is in the best interest of the Company; provided however, the Employee shall at all times operate under the authority and power given to him by the Board of Directors of the Company.

      4. Employment and Compensation. The Company agrees to employ the Employee and the Employee agrees to be employed by the Company for the performance of the duties set forth above at a base annual salary ("Base Salary") at the rate of One Hundred Twenty-Five Thousand Dollars ($125,000) for the period beginning on the date hereof and ending on September ___, 1998, and thereafter unless and until increased, payable in arrears in equal semi-monthly installments. Any increases to the Employee's Base Salary shall be made at the discretion of the Board of Directors.

      5. Employee Benefits. The Company shall provide the Employee an annual automobile allowance of $6,000, plus operating expense and minor repairs and a parking space at the Company's executive offices. The Employee shall be entitled to the comprehensive benefits package in existence from time to time for the executive officers of the Company, including but not limited to Blue Cross/Blue Shield - Master Health Plus or comparable coverage. In the event such coverage is dropped by the Company, a similar comprehensive health insurance plan shall be provided to the Employee. The Employee will be entitled to participate in the CareMatrix 401(k) Employee Savings Plan without any waiting period. The Employee shall also receive such additional benefits, if any, provided for the executive officers of the Company that may be authorized from time to time by the Board of Directors of the Company in its sole discretion.

      6. Bonus. The Employee shall receive a bonus. The determination of the amount of such bonus, if any, and the time and method of payment of such bonus shall be vested in the sole discretion of the Board of Directors of the Company.

      7. Withholding Taxes. The Company shall have the right to deduct or withhold from any payments made to the Employee all taxes which may be required to be deducted or withheld under any provision of law (including, but not limited to, Social Security payments, income tax withholding and any other deduction or withholding required by law) now in effect or which may become effective any time during the term of this Agreement.

      8. Expenses. Subject to the authority of the Board of Directors of the Company to fix and determine policies relating to such matters, the Company agrees to reimburse the Employee for all reasonable expenses incurred by him as the Company deems ordinary and necessary, in connection with the business of the Company and as are represented by appropriate documentation.

      9. Insurance. The Employee agrees that the Company, in its sole discretion, may acquire and maintain a policy or policies of insurance to be owned by and for the benefit of the Company, covering the Employee for life, medical or disability insurance in any amounts deemed advisable by the Company, and the Employee waivers any rights, title or interest in and to any of such policies representing such insurance. The Employee agrees to submit to any required examination and to execute, sign and deliver all applications and other documents necessary to effectuate such insurance coverage.

    10.     Termination of Employment.

        (a) Termination Due to Hostile Changes in Control. If a Hostile Change in Control of the Company occurs while the Employee is still employed by the Company and the Employee's employment is terminated as of a date prior to the end of the Initial Term of any Renewal Term within a 24-month period thereafter, the Employee shall be entitled to the compensation set forth below in the next succeeding paragraph unless such termination is demonstrated by the Company to be a result of (1) the Employee's disability or death (as provided for in Section 10(b) below), (2) the Employee's termination for cause (as provided for in Section 10(c) below), or (3) the Employee's election to terminate his employment other than for Good Reason (as defined in Section 1(c) above).

      If the Company terminates the Employee's employment other than as set forth in the immediately preceding paragraph of this Section 10(a), then the Company must pay the Employee a lump sum severance payment (the "Lump Sum Severance Payment"), in cash, equal to 1.00 times the yearly average of his total compensation (consisting of Base Salary and any cash bonus) payable to the Employee with respect to the five full calendar years (or such lesser number since the calendar year ended December 31, 1992) preceding the Change in Control of the Company; provided, however, that if the Lump Sum Severance Payment under this Section 10(a), either alone or together with other payments which the Employee has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), such Lump Sum Severance Payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment being subject to the excise tax imposed under Section 4999 of the Code. The determination of any reduction in the lump sum payment pursuant to the immediately preceding sentence shall be made by the Employee in good faith, and such determination shall be conclusive and binding on the Company.

        (b) Termination Due to Disability or Death. In the event that the Employee is unable to perform his duties hereunder on account of illness or other incapacity (other than death), and such illness or other incapacity shall prevent him from performing the same for a period of six or more consecutive months, the Company shall have the right, on 30 days' prior written notice to the Employee, to terminate his employment pursuant to this Agreement, and in such event the Company shall not be obligated to pay the Employee any further compensation, except for any amounts due him or accrued by him up to the date of such termination. In the event that the Employee dies, his employment pursuant to this Agreement shall terminate effective at the end of the month during which his death occurs.

        (c) Termination by the Company for Certain Other Events. The Company shall have the right to terminate Employee's employment under this Agreement upon at least 30 days' prior written notice to Employee and without any obligation from and after the effective date of such termination to pay any further compensation or furnish any other benefits of any nature whatsoever, in the event (a) there is a good faith finding by a majority of the entire Board of Directors of the Company of dishonesty or wilful misconduct by the Employee in performing his assigned duties, or (b) the Employee is convicted of, or enters a plea of guilty or nolo contendre to, any crime involving moral turpitude or any felony which has the effect of causing termination or suspension of any license or permit which the Company holds or which materially and adversely affects the Company.

        (d) Termination by Either Party. Notwithstanding any other provision hereof to the contrary, employment pursuant to this Agreement may be terminated by either party, if there has been a breach in any material respect of this Agreement by the other party and such breach has not been cured within 30 days of written notice to the breaching party.

        (e) Continued Payment in Certain Event. Termination of employment pursuant to this Agreement by the Company for any other reason not covered under any of paragraphs (a), (b), (c) or (d) above will not relieve the Company of its obligation to continue payment of the remaining portion of Base Salary compensation due under this Agreement for the balance of the Initial Term only, unless the Company shall have paid the Lump Sum Severance Payment in accordance with Section 10(a).

    11.     Non-Competition.

        (a) For so long as Employee is employed by the Company, and (i) for a period of one (1) year after termination of employment by the Company under
Section 10(b) (other than death), 10(c) or 10(d) or by the employee for any reason other than as stated in Section 10(d), and (ii) for a period of six months after termination by the Company for any reason not stated in Section 10, as the case may be (the "Non-Competition Period"), Employee will not, without the express written consent of the Company, directly or indirectly, engage in, participate in, or assist, as owner, part-owner, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity, any business organization the business or activities of which are substantially similar to or directly competitive with any business or activity conducted by the Company, including without limitation the planning, development, management, operation, leasing and acquisition of, or providing consulting services pertaining to, independent living facilities, assisted living facilities, nursing homes and other health care facilities or a home health care program for the elderly, or small retirement living projects within a twenty (20) mile radius of Company head-quarters, any Company regional officers or any assisted-living facility or community operated by the Company or planned to operated by the Company during the term of the Employee's employment by the Company.

        (b) In addition, during the Non-Competition Period the Employee will not
(i) attempt to hire any director, officer, employee or agent of the Company,
(ii) assist in such attempt hiring by any other person, (iii) encourage any person to terminate his or her employment or business relationship with the Company, (iv) encourage any customer or supplier of the Company to terminate its relationship with the Company, (v) obtain, assist in obtaining, for Employee's own benefit (other than indirectly as an employee of the Company) any customer of the Company, (vi) encourage any customer or supplier not to enter in or renew a business relationship with the Company.

        (c) The Employee acknowledges and agrees that foregoing territorial, time and other limitations are reasonable and properly required for the adequate protection of the business and affairs of the Company, and in the event that any of territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, the Employee agrees and submits to the reduction of such territorial, time or other limitations to such an area, period or otherwise as the court may determine to be reasonable. In the event that any limitation under this Section 11 is found to be unreasonable or otherwise invalid in whole or in part in any jurisdiction, the

Employee agrees that such limitation shall be and remain valid in other jurisdictions.

        (d) The Employee acknowledges, warrants and agrees that the restrictive covenants contained in this Section 11 are necessary for the protection of the Company's legitimate business interests and are reasonable in scope and content.

        (e) Nothing in paragraphs (a) - (d) of this Section 11 shall preclude Employee from making passive investments in more than 5% of a class of securities of any business enterprise registered under the Securities Exchange Act of 1934 the business or activities of which are substantially similar to or directly competitive with the Company as proscribed under Section 11(a) above.

    12. Protection of Proprietary Information. During the course of his employment as an executive officer of the Company the Employee will have access to and will gain knowledge with respect to all of the activities and lines of business the Company will enter, including the planning, development, management and operation of independent living and assisted living facilities, nursing homes and other health care facilities and a home health care program for elderly or infirm people and small retirement living projects, the Company's research and development techniques with respect to such facilities, homes, projects and programs, the preparation of market and demand and cost containment studies, project evaluation methods, facility development programs, management techniques related to all aspects of such facilities, homes, projects and programs and related businesses and other valuable and confidential information relating to the business and activities of the Company ("Confidential Information"). The parties acknowledge that unauthorized disclosure or misuse of the Confidential Information could cause irreparable damage to the Company. The parties also agree that covenants by the Employee not to make unauthorized disclosures of the Confidential Information and not to use the Confidential Information after the termination of the Employee's employment with the Company in a business in competition with that of the Company are essential to the growth and stability of the business of the Company. Accordingly, the Employee agrees that, except as required by his duties under this Agreement, he shall not use or disclose to anyone at any time during or after the term of his employment by the Company any Confidential Information obtained by him in the course of his employment with the Company.

      The parties acknowledge that the Employee has obtained valuable knowledge, experience, and information relative generally to the business the Company presently intends to pursue prior to his employment with the Company (the "Prior Confidential Information"). The Prior Confidential Information shall be deemed to be Confidential Information for purposes of this Section. However, the Prior Confidential Information shall be subject to the nondisclosure requirements of this Section for time periods identical to those in Section 11(a) relating to the Non-Competition Period and for the related termination reasons contained therein, rather than the infinite time limitations provided in this Section 11 for the Confidential Information.

    13. Remedies. In the event of any breach or threatened breach by the Employee of the provisions of Sections 11 or 12 of this Agreement, the Company shall be entitled to an injunction restraining such breach in addition to, and not to the exclusion of, other remedies or relief. Employee acknowledges that his employment by Company imposes on him a duty to act prudently and for the benefit of Company in all matters connected with or related to his employment and the officers he holds in the Company. Employee agrees that in the event that he violates his duty of loyalty to Company, in addition to any and all other remedies which the Company may have available to it, Company will be entitled, at its election, to recover from Employee (i) the value of anything belonging to the Company which Employee uses in breach of such duty, or (ii) any benefit which Employee receives as a result of violating his duty of loyalty, or its proceeds, and the Company shall also be entitled to recover from Employee the amount of damages thereby caused. In the event of termination of Employee's employment for breach in any material respect of any of the covenants under this Employment Agreement, Employee agrees that he shall thereby forfeit all rights granted to him under any stock option, profit participation, bonus or deferred compensation arrangement of the Company then existing in which he participates or has an interest or right, to the extent permitted by law. Nothing herein shall be construed as prohibiting either party from pursuing any other remedies available to him or it for any other breach or threatened breach of this Agreement by the other party, including the recovery of damages from the other party.

    14. Notices. Any notice or other communication pursuant to this Agreement shall be in writing and shall be personally delivered or sent by certified or registered mail or by commercial overnight (receipted) courier addressed to the respective parties as follows:

            If to the Company, to:

                  CareMatrix Corporation
                  197 First Avenue
                  Needham, MA 02194
                  Attn: Andrew D. Gosman, President


            If to the Employee, to:

                  Kenneth M. Miles, Senior Vice President of Finance CareMatrix Corporation
                  197 First Avenue
                  Needham, MA 02194

     15. Governing Law. This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts.

     16. Waiver. Any waiver of a breach of any of the provisions of this Agreement shall not be deemed to be a waiver of any other provision or breach of this Agreement.

     17. Effect of Headings. Any title of an article or section heading herein contained is for convenience of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     18. Miscellaneous.

            (a) The parties agree that each provision contained in this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at all, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the extent compatible with the applicable law.

            (b) This Agreement contains the whole agreement as such relates to the subject matter hereof between the parties hereto and the parties expressly acknowledge that there are no inducements, promises, terms, conditions or obligations made or entered into by the Company or the Employee other than contained herein. This Agreement may not be amended except by a writing signed by both parties.

    19. Effect of Prior Agreements/Entire Agreement. The parties agree that any prior written or oral agreements relating to the subject matter hereof are hereby terminated and are superseded by this agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof and inducements to the making of this Agreement relied upon by any party hereto have been expressed herein.

      IN WITNESS WHEREOF, the parties hereto or their duly authorized representatives have signed, sealed and delivered this Agreement effective as of the day and year first above written.

                             CAREMATRIX CORPORATION



                              By:
                                 ----------------------------------------
                                 Andrew D. Gosman, President



                              EMPLOYEE


                                -----------------------------------------
                                Kenneth M. Miles